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                                                                    EXHIBIT 99.1


                                  CERTIFICATION
                                       OF
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Active IQ Technologies, Inc. does hereby certify that:

         a) the Quarterly Report on Form 10-Q of Active IQ Technologies, Inc. for the quarter ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Active IQ Technologies, Inc.



Date: November 13, 2002


                                             By: /s/ D. Bradly Olah
                                                 -------------------------------
                                                     D. Bradly Olah
                                                     Chief Executive Officer


Date: November 13, 2002


                                             By: /s/ Jeffrey M. Traynor
                                                 -------------------------------
                                                     Jeffrey M. Traynor
                                                     Chief Financial Officer